POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Julie A. Lee Harrs, Richard L. Guido, Ronald A. Lehtovaara, Donald
T. Hurley and Stuart F. Feiner, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the "Company"), pursuant to the requirements of the Registration Rights Agreements made and entered into as of March 7, 2003 covering the Convertible Debentures and the Subordinated Convertible Debentures (as such terms are defined below), respectively, by and between the Company and Salomon Smith Barney Inc. and Morgan Stanley & Co. Inc. ("Registration Rights Agreements"), to comply with (i) the requirements of any provincial securities commission or regulatory authority in Canada or any stock exchange in Canada (the "Canadian Securities Regulators"), (ii) the United States Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the United States Securities and Exchange Commission in respect thereof and (iii) the requirements of (x) any other jurisdiction in which the Convertible Debentures, the Subordinated Convertible Debentures and the Underlying Common Shares (as defined below) may be qualified for resale or (y) any other stock exchange, in each case in connection with the registration and/or qualification for resale under the laws of the United States pursuant to Rule 415 of the Act or any of the provinces of Canada and any other jurisdictions in which the Convertible Debentures, the Subordinated Convertible Debentures and Underlying Common Shares (as defined below) may be registered and/or qualified for resale of up to (1) $272,679,000 (U.S.) amount payable at maturity of Convertible Debentures of the Company due 2023 (the "Convertible Debentures"), (2) $227,100,000 (U.S.) aggregate principal amount of 3 1/2% Subordinated Convertible Debentures due 2052 (the "Subordinated Convertible Debentures") and (3) the number of Common Shares in the capital of the Company (the "Common Shares") issuable upon conversion, redemption or certain other provisions or features of the Convertible Debentures or the Subordinated Convertible Debentures, as the case may be, including the exercise by any holder of any special conversion redemption or purchase features of the Convertible Debentures or the Subordinated Convertible Debentures, as the case may be, or any other events, in accordance with their terms (as such number of Common Shares may be increased or decreased, as the case may be, as a result of any adjustments to the number of Common Shares issuable upon conversion, redemption, purchase or other events relating to the Convertible Debentures or the
Subordinated Convertible Debentures, as the case may be, pursuant to the terms thereof) ("Underlying Common Shares"), whereby the Convertible Debentures, the Subordinated Convertible Debentures and Underlying Common Shares will be so registered under the Act and registered and/or qualified under all other applicable laws and regulations, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on his or her behalf as a Director of the Company one or more registration statements of the Company on Form F-10 (or any comparable form or forms) ("Registration Statements") pursuant to Rule 415 of the Act and one or more preliminary and final short form prospectuses ("Prospectuses") with the Canadian Securities Regulators, as determined upon the advice of counsel, to be filed with said Securities and Exchange Commission and Canadian Securities Regulators in respect of the Convertible Debentures, the Subordinated Convertible Debentures and
Underlying Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statement or Statements and Prospectuses, in accordance with the Registration Rights Agreements, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of April 2003.

                                      /S/ GLEN A. BARTON
                                      -------------------
                                      Glen A. Barton

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Julie A. Lee Harrs, Richard L. Guido, Ronald A. Lehtovaara, Donald
T. Hurley and Stuart F. Feiner, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the "Company"), pursuant to the requirements of the Registration Rights Agreements made and entered into as of March 7, 2003 covering the Convertible Debentures and the Subordinated Convertible Debentures (as such terms are defined below), respectively, by and between the Company and Salomon Smith Barney Inc. and Morgan Stanley & Co. Inc. ("Registration Rights Agreements"), to comply with (i) the requirements of any provincial securities commission or regulatory authority in Canada or any stock exchange in Canada (the "Canadian Securities Regulators"), (ii) the United States Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the United States Securities and Exchange Commission in respect thereof and (iii) the requirements of (x) any other jurisdiction in which the Convertible Debentures, the Subordinated Convertible Debentures and the Underlying Common Shares (as defined below) may be qualified for resale or (y) any other stock exchange, in each case in connection with the registration and/or qualification for resale under the laws of the United States pursuant to Rule 415 of the Act or any of the provinces of Canada and any other jurisdictions in which the Convertible Debentures, the Subordinated Convertible Debentures and Underlying Common Shares (as defined below) may be registered and/or qualified for resale of up to (1) $272,679,000 (U.S.) amount payable at maturity of Convertible Debentures of the Company due 2023 (the "Convertible Debentures"), (2) $227,100,000 (U.S.) aggregate principal amount of 3 1/2% Subordinated Convertible Debentures due 2052 (the "Subordinated Convertible Debentures") and (3) the number of Common Shares in the capital of the Company (the "Common Shares") issuable upon conversion, redemption or certain other provisions or features of the Convertible Debentures or the Subordinated Convertible Debentures, as the case may be, including the exercise by any holder of any special conversion redemption or purchase features of the Convertible Debentures or the Subordinated Convertible Debentures, as the case may be, or any other events, in accordance with their terms (as such number of Common Shares may be increased or decreased, as the case may be, as a result of any adjustments to the number of Common Shares issuable upon conversion, redemption, purchase or other events relating to the Convertible Debentures or the
Subordinated Convertible Debentures, as the case may be, pursuant to the terms thereof) ("Underlying Common Shares"), whereby the Convertible Debentures, the Subordinated Convertible Debentures and Underlying Common Shares will be so registered under the Act and registered and/or qualified under all other applicable laws and regulations, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on his or her behalf as a Director of the Company one or more registration statements of the Company on Form F-10 (or any comparable form or forms) ("Registration Statements") pursuant to Rule 415 of the Act and one or more preliminary and final short form prospectuses ("Prospectuses") with the Canadian Securities Regulators, as determined upon the advice of counsel, to be filed with said Securities and Exchange Commission and Canadian Securities Regulators in respect of the Convertible Debentures, the Subordinated Convertible Debentures and
Underlying Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statement or Statements and Prospectuses, in accordance with the Registration Rights Agreements, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of April 2003.

                                      /S/ ANGUS A. BRUNEAU
                                      --------------------
                                      Angus A. Bruneau

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Julie A. Lee Harrs, Richard L. Guido, Ronald A. Lehtovaara, Donald
T. Hurley and Stuart F. Feiner, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the "Company"), pursuant to the requirements of the Registration Rights Agreements made and entered into as of March 7, 2003 covering the Convertible Debentures and the Subordinated Convertible Debentures (as such terms are defined below), respectively, by and between the Company and Salomon Smith Barney Inc. and Morgan Stanley & Co. Inc. ("Registration Rights Agreements"), to comply with (i) the requirements of any provincial securities commission or regulatory authority in Canada or any stock exchange in Canada (the "Canadian Securities Regulators"), (ii) the United States Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the United States Securities and Exchange Commission in respect thereof and (iii) the requirements of (x) any other jurisdiction in which the Convertible Debentures, the Subordinated Convertible Debentures and the Underlying Common Shares (as defined below) may be qualified for resale or (y) any other stock exchange, in each case in connection with the registration and/or qualification for resale under the laws of the United States pursuant to Rule 415 of the Act or any of the provinces of Canada and any other jurisdictions in which the Convertible Debentures, the Subordinated Convertible Debentures and Underlying Common Shares (as defined below) may be registered and/or qualified for resale of up to (1) $272,679,000 (U.S.) amount payable at maturity of Convertible Debentures of the Company due 2023 (the "Convertible Debentures"), (2) $227,100,000 (U.S.) aggregate principal amount of 3 1/2% Subordinated Convertible Debentures due 2052 (the "Subordinated Convertible Debentures") and (3) the number of Common Shares in the capital of the Company (the "Common Shares") issuable upon conversion, redemption or certain other provisions or features of the Convertible Debentures or the Subordinated Convertible Debentures, as the case may be, including the exercise by any holder of any special conversion redemption or purchase features of the Convertible Debentures or the Subordinated Convertible Debentures, as the case may be, or any other events, in accordance with their terms (as such number of Common Shares may be increased or decreased, as the case may be, as a result of any adjustments to the number of Common Shares issuable upon conversion, redemption, purchase or other events relating to the Convertible Debentures or the
Subordinated Convertible Debentures, as the case may be, pursuant to the terms thereof) ("Underlying Common Shares"), whereby the Convertible Debentures, the Subordinated Convertible Debentures and Underlying Common Shares will be so registered under the Act and registered and/or qualified under all other applicable laws and regulations, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on his or her behalf as a Director of the Company one or more registration statements of the Company on Form F-10 (or any comparable form or forms) ("Registration Statements") pursuant to Rule 415 of the Act and one or more preliminary and final short form prospectuses ("Prospectuses") with the Canadian Securities Regulators, as determined upon the advice of counsel, to be filed with said Securities and Exchange Commission and Canadian Securities Regulators in respect of the Convertible Debentures, the Subordinated Convertible Debentures and
Underlying Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statement or Statements and Prospectuses, in accordance with the Registration Rights Agreements, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of April 2003.

                                      /S/ JUDITH A. EROLA
                                      -------------------
                                      Judith A. Erola

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Julie A. Lee Harrs, Richard L. Guido, Ronald A. Lehtovaara, Donald
T. Hurley and Stuart F. Feiner, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the "Company"), pursuant to the requirements of the Registration Rights Agreements made and entered into as of March 7, 2003 covering the Convertible Debentures and the Subordinated Convertible Debentures (as such terms are defined below), respectively, by and between the Company and Salomon Smith Barney Inc. and Morgan Stanley & Co. Inc. ("Registration Rights Agreements"), to comply with (i) the requirements of any provincial securities commission or regulatory authority in Canada or any stock exchange in Canada (the "Canadian Securities Regulators"), (ii) the United States Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the United States Securities and Exchange Commission in respect thereof and (iii) the requirements of (x) any other jurisdiction in which the Convertible Debentures, the Subordinated Convertible Debentures and the Underlying Common Shares (as defined below) may be qualified for resale or (y) any other stock exchange, in each case in connection with the registration and/or qualification for resale under the laws of the United States pursuant to Rule 415 of the Act or any of the provinces of Canada and any other jurisdictions in which the Convertible Debentures, the Subordinated Convertible Debentures and Underlying Common Shares (as defined below) may be registered and/or qualified for resale of up to (1) $272,679,000 (U.S.) amount payable at maturity of Convertible Debentures of the Company due 2023 (the "Convertible Debentures"), (2) $227,100,000 (U.S.) aggregate principal amount of 3 1/2% Subordinated Convertible Debentures due 2052 (the "Subordinated Convertible Debentures") and (3) the number of Common Shares in the capital of the Company (the "Common Shares") issuable upon conversion, redemption or certain other provisions or features of the Convertible Debentures or the Subordinated Convertible Debentures, as the case may be, including the exercise by any holder of any special conversion redemption or purchase features of the Convertible Debentures or the Subordinated Convertible Debentures, as the case may be, or any other events, in accordance with their terms (as such number of Common Shares may be increased or decreased, as the case may be, as a result of any adjustments to the number of Common Shares issuable upon conversion, redemption, purchase or other events relating to the Convertible Debentures or the
Subordinated Convertible Debentures, as the case may be, pursuant to the terms thereof) ("Underlying Common Shares"), whereby the Convertible Debentures, the Subordinated Convertible Debentures and Underlying Common Shares will be so registered under the Act and registered and/or qualified under all other applicable laws and regulations, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on his or her behalf as a Director of the Company one or more registration statements of the Company on Form F-10 (or any comparable form or forms) ("Registration Statements") pursuant to Rule 415 of the Act and one or more preliminary and final short form prospectuses ("Prospectuses") with the Canadian Securities Regulators, as determined upon the advice of counsel, to be filed with said Securities and Exchange Commission and Canadian Securities Regulators in respect of the Convertible Debentures, the Subordinated Convertible Debentures and
Underlying Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statement or Statements and Prospectuses, in accordance with the Registration Rights Agreements, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of April 2003.

                                      /S/ Chaviva Hosek
                                      -----------------
                                      Chaviva Hosek

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Julie A. Lee Harrs, Richard L. Guido, Ronald A. Lehtovaara, Donald
T. Hurley and Stuart F. Feiner, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the "Company"), pursuant to the requirements of the Registration Rights Agreements made and entered into as of March 7, 2003 covering the Convertible Debentures and the Subordinated Convertible Debentures (as such terms are defined below), respectively, by and between the Company and Salomon Smith Barney Inc. and Morgan Stanley & Co. Inc. ("Registration Rights Agreements"), to comply with (i) the requirements of any provincial securities commission or regulatory authority in Canada or any stock exchange in Canada (the "Canadian Securities Regulators"), (ii) the United States Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the United States Securities and Exchange Commission in respect thereof and (iii) the requirements of (x) any other jurisdiction in which the Convertible Debentures, the Subordinated Convertible Debentures and the Underlying Common Shares (as defined below) may be qualified for resale or (y) any other stock exchange, in each case in connection with the registration and/or qualification for resale under the laws of the United States pursuant to Rule 415 of the Act or any of the provinces of Canada and any other jurisdictions in which the Convertible Debentures, the Subordinated Convertible Debentures and Underlying Common Shares (as defined below) may be registered and/or qualified for resale of up to (1) $272,679,000 (U.S.) amount payable at maturity of Convertible Debentures of the Company due 2023 (the "Convertible Debentures"), (2) $227,100,000 (U.S.) aggregate principal amount of 3 1/2% Subordinated Convertible Debentures due 2052 (the "Subordinated Convertible Debentures") and (3) the number of Common Shares in the capital of the Company (the "Common Shares") issuable upon conversion, redemption or certain other provisions or features of the Convertible Debentures or the Subordinated Convertible Debentures, as the case may be, including the exercise by any holder of any special conversion redemption or purchase features of the Convertible Debentures or the Subordinated Convertible Debentures, as the case may be, or any other events, in accordance with their terms (as such number of Common Shares may be increased or decreased, as the case may be, as a result of any adjustments to the number of Common Shares issuable upon conversion, redemption, purchase or other events relating to the Convertible Debentures or the
Subordinated Convertible Debentures, as the case may be, pursuant to the terms thereof) ("Underlying Common Shares"), whereby the Convertible Debentures, the Subordinated Convertible Debentures and Underlying Common Shares will be so registered under the Act and registered and/or qualified under all other applicable laws and regulations, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on his or her behalf as a Director of the Company one or more registration statements of the Company on Form F-10 (or any comparable form or forms) ("Registration Statements") pursuant to Rule 415 of the Act and one or more preliminary and final short form prospectuses ("Prospectuses") with the Canadian Securities Regulators, as determined upon the advice of counsel, to be filed with said Securities and Exchange Commission and Canadian Securities Regulators in respect of the Convertible Debentures, the Subordinated Convertible Debentures and
Underlying Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statement or Statements and Prospectuses, in accordance with the Registration Rights Agreements, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 22nd day of April 2003.


                                      /S/ Peter C. Jones
                                      -----------------
                                      Peter C. Jones

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Julie A. Lee Harrs, Richard L. Guido, Ronald A. Lehtovaara, Donald
T. Hurley and Stuart F. Feiner, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the "Company"), pursuant to the requirements of the Registration Rights Agreements made and entered into as of March 7, 2003 covering the Convertible Debentures and the Subordinated Convertible Debentures (as such terms are defined below), respectively, by and between the Company and Salomon Smith Barney Inc. and Morgan Stanley & Co. Inc. ("Registration Rights Agreements"), to comply with (i) the requirements of any provincial securities commission or regulatory authority in Canada or any stock exchange in Canada (the "Canadian Securities Regulators"), (ii) the United States Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the United States Securities and Exchange Commission in respect thereof and (iii) the requirements of (x) any other jurisdiction in which the Convertible Debentures, the Subordinated Convertible Debentures and the Underlying Common Shares (as defined below) may be qualified for resale or (y) any other stock exchange, in each case in connection with the registration and/or qualification for resale under the laws of the United States pursuant to Rule 415 of the Act or any of the provinces of Canada and any other jurisdictions in which the Convertible Debentures, the Subordinated Convertible Debentures and Underlying Common Shares (as defined below) may be registered and/or qualified for resale of up to (1) $272,679,000 (U.S.) amount payable at maturity of Convertible Debentures of the Company due 2023 (the "Convertible Debentures"), (2) $227,100,000 (U.S.) aggregate principal amount of 3 1/2% Subordinated Convertible Debentures due 2052 (the "Subordinated Convertible Debentures") and (3) the number of Common Shares in the capital of the Company (the "Common Shares") issuable upon conversion, redemption or certain other provisions or features of the Convertible Debentures or the Subordinated Convertible Debentures, as the case may be, including the exercise by any holder of any special conversion redemption or purchase features of the Convertible Debentures or the Subordinated Convertible Debentures, as the case may be, or any other events, in accordance with their terms (as such number of Common Shares may be increased or decreased, as the case may be, as a result of any adjustments to the number of Common Shares issuable upon conversion, redemption, purchase or other events relating to the Convertible Debentures or the
Subordinated Convertible Debentures, as the case may be, pursuant to the terms thereof) ("Underlying Common Shares"), whereby the Convertible Debentures, the Subordinated Convertible Debentures and Underlying Common Shares will be so registered under the Act and registered and/or qualified under all other applicable laws and regulations, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on his or her behalf as a Director of the Company one or more registration statements of the Company on Form F-10 (or any comparable form or forms) ("Registration Statements") pursuant to Rule 415 of the Act and one or more preliminary and final short form prospectuses ("Prospectuses") with the Canadian Securities Regulators, as determined upon the advice of counsel, to be filed with said Securities and Exchange Commission and Canadian Securities Regulators in respect of the Convertible Debentures, the Subordinated Convertible Debentures and
Underlying Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statement or Statements and Prospectuses, in accordance with the Registration Rights Agreements, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of April 2003.

                                      /S/ David P. O'Brien
                                      --------------------
                                      David P. O'Brien

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Julie A. Lee Harrs, Richard L. Guido, Ronald A. Lehtovaara, Donald
T. Hurley and Stuart F. Feiner, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the "Company"), pursuant to the requirements of the Registration Rights Agreements made and entered into as of March 7, 2003 covering the Convertible Debentures and the Subordinated Convertible Debentures (as such terms are defined below), respectively, by and between the Company and Salomon Smith Barney Inc. and Morgan Stanley & Co. Inc. ("Registration Rights Agreements"), to comply with (i) the requirements of any provincial securities commission or regulatory authority in Canada or any stock exchange in Canada (the "Canadian Securities Regulators"), (ii) the United States Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the United States Securities and Exchange Commission in respect thereof and (iii) the requirements of (x) any other jurisdiction in which the Convertible Debentures, the Subordinated Convertible Debentures and the Underlying Common Shares (as defined below) may be qualified for resale or (y) any other stock exchange, in each case in connection with the registration and/or qualification for resale under the laws of the United States pursuant to Rule 415 of the Act or any of the provinces of Canada and any other jurisdictions in which the Convertible Debentures, the Subordinated Convertible Debentures and Underlying Common Shares (as defined below) may be registered and/or qualified for resale of up to (1) $272,679,000 (U.S.) amount payable at maturity of Convertible Debentures of the Company due 2023 (the "Convertible Debentures"), (2) $227,100,000 (U.S.) aggregate principal amount of 3 1/2% Subordinated Convertible Debentures due 2052 (the "Subordinated Convertible Debentures") and (3) the number of Common Shares in the capital of the Company (the "Common Shares") issuable upon conversion, redemption or certain other provisions or features of the Convertible Debentures or the Subordinated Convertible Debentures, as the case may be, including the exercise by any holder of any special conversion redemption or purchase features of the Convertible Debentures or the Subordinated Convertible Debentures, as the case may be, or any other events, in accordance with their terms (as such number of Common Shares may be increased or decreased, as the case may be, as a result of any adjustments to the number of Common Shares issuable upon conversion, redemption, purchase or other events relating to the Convertible Debentures or the
Subordinated Convertible Debentures, as the case may be, pursuant to the terms thereof) ("Underlying Common Shares"), whereby the Convertible Debentures, the Subordinated Convertible Debentures and Underlying Common Shares will be so registered under the Act and registered and/or qualified under all other applicable laws and regulations, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on his or her behalf as a Director of the Company one or more registration statements of the Company on Form F-10 (or any comparable form or forms) ("Registration Statements") pursuant to Rule 415 of the Act and one or more preliminary and final short form prospectuses ("Prospectuses") with the Canadian Securities Regulators, as determined upon the advice of counsel, to be filed with said Securities and Exchange Commission and Canadian Securities Regulators in respect of the Convertible Debentures, the Subordinated Convertible Debentures and
Underlying Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statement or Statements and Prospectuses, in accordance with the Registration Rights Agreements, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of April 2003.

                                      /S/ James M. Stanford
                                      ---------------------
                                      James M. Stanford

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Julie A. Lee Harrs, Richard L. Guido, Ronald A. Lehtovaara, Donald
T. Hurley and Stuart F. Feiner, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the "Company"), pursuant to the requirements of the Registration Rights Agreements made and entered into as of March 7, 2003 covering the Convertible Debentures and the Subordinated Convertible Debentures (as such terms are defined below), respectively, by and between the Company and Salomon Smith Barney Inc. and Morgan Stanley & Co. Inc. ("Registration Rights Agreements"), to comply with (i) the requirements of any provincial securities commission or regulatory authority in Canada or any stock exchange in Canada (the "Canadian Securities Regulators"), (ii) the United States Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the United States Securities and Exchange Commission in respect thereof and (iii) the requirements of (x) any other jurisdiction in which the Convertible Debentures, the Subordinated Convertible Debentures and the Underlying Common Shares (as defined below) may be qualified for resale or (y) any other stock exchange, in each case in connection with the registration and/or qualification for resale under the laws of the United States pursuant to Rule 415 of the Act or any of the provinces of Canada and any other jurisdictions in which the Convertible Debentures, the Subordinated Convertible Debentures and Underlying Common Shares (as defined below) may be registered and/or qualified for resale of up to (1) $272,679,000 (U.S.) amount payable at maturity of Convertible Debentures of the Company due 2023 (the "Convertible Debentures"), (2) $227,100,000 (U.S.) aggregate principal amount of 3 1/2% Subordinated Convertible Debentures due 2052 (the "Subordinated Convertible Debentures") and (3) the number of Common Shares in the capital of the Company (the "Common Shares") issuable upon conversion, redemption or certain other provisions or features of the Convertible Debentures or the Subordinated Convertible Debentures, as the case may be, including the exercise by any holder of any special conversion redemption or purchase features of the Convertible Debentures or the Subordinated Convertible Debentures, as the case may be, or any other events, in accordance with their terms (as such number of Common Shares may be increased or decreased, as the case may be, as a result of any adjustments to the number of Common Shares issuable upon conversion, redemption, purchase or other events relating to the Convertible Debentures or the
Subordinated Convertible Debentures, as the case may be, pursuant to the terms thereof) ("Underlying Common Shares"), whereby the Convertible Debentures, the Subordinated Convertible Debentures and Underlying Common Shares will be so registered under the Act and registered and/or qualified under all other applicable laws and regulations, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on his or her behalf as a Director of the Company one or more registration statements of the Company on Form F-10 (or any comparable form or forms) ("Registration Statements") pursuant to Rule 415 of the Act and one or more preliminary and final short form prospectuses ("Prospectuses") with the Canadian Securities Regulators, as determined upon the advice of counsel, to be filed with said Securities and Exchange Commission and Canadian Securities Regulators in respect of the Convertible Debentures, the Subordinated Convertible Debentures and
Underlying Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statement or Statements and Prospectuses, in accordance with the Registration Rights Agreements, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of April 2003.

                                        /S/ Richard M. Thomson
                                        ----------------------
                                        Richard M. Thomson